Vanguard® Energy Fund
Schedule of Investments (unaudited)
As of April 30, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.2%)
Brazil (1.4%)
	Petroleo Brasileiro SA	9,496,025	80,941
Canada (1.8%)
	Cenovus Energy Inc.	3,776,391	77,643
	ARC Resources Ltd.	1,545,756	27,992
			105,635
China (0.3%)
	China Longyuan Power Group Corp. Ltd. Class H	22,232,000	15,574
France (11.1%)
	TotalEnergies SE	3,302,097	239,728
*	Engie SA (XPAR)	13,086,452	227,189
	TotalEnergies SE ADR	2,443,539	177,083
			644,000
Germany (1.3%)
	RWE AG	2,148,322	74,838
India (1.7%)
	Power Grid Corp. of India Ltd.	27,937,331	100,764
Italy (2.3%)
	Enel SpA	17,138,820	112,644
	Tenaris SA	1,050,566	17,447
	Tenaris SA ADR	148,185	4,889
			134,980
Japan (0.6%)
	Kansai Electric Power Co. Inc.	2,422,600	36,289
Russia (0.0%)
*,1	LUKOIL PJSC ADR	1,423,477	—
Spain (2.4%)
	Iberdrola SA (XMAD)	11,310,806	138,688
United Kingdom (18.5%)
	Shell plc (XETR)	9,319,952	331,311
	BP plc	35,501,626	228,830
	Shell plc ADR	3,122,591	223,765
	National Grid plc	9,577,677	125,632
	BP plc ADR	3,122,510	121,060
	Glencore plc	7,576,456	44,084
			1,074,682
United States (57.8%)
	Exxon Mobil Corp.	3,778,943	446,936
	Phillips 66	1,803,163	258,231

		Shares	Market Value ($000)
	Targa Resources Corp.	2,087,706	238,124
	Southern Co.	2,788,109	204,926
	Duke Energy Corp.	1,965,177	193,098
	ConocoPhillips	1,439,745	180,861
	Williams Cos. Inc.	4,488,785	172,190
	Chevron Corp.	1,061,761	171,230
	American Electric Power Co. Inc.	1,977,237	170,102
	Sempra	2,374,193	170,063
	NextEra Energy Inc.	2,405,074	161,068
	Edison International	2,063,326	146,620
	Exelon Corp.	3,756,472	141,168
	Chesapeake Energy Corp.	1,272,653	114,386
	Schlumberger NV	1,947,910	92,487
	EQT Corp.	2,290,180	91,813
	Diamondback Energy Inc.	442,625	89,025
	CenterPoint Energy Inc.	2,801,320	81,631
*	First Solar Inc.	356,516	62,854
	EOG Resources Inc.	416,759	55,066
*	Antero Resources Corp.	1,164,491	39,604
	Pioneer Natural Resources Co.	120,027	32,326
*	Valaris Ltd.	413,486	26,901
	Hess Corp.	74,272	11,697
			3,352,407
Total Common Stocks (Cost $4,495,162)			5,758,798
Temporary Cash Investments (0.8%)
Money Market Fund (0.0%)
[2]	Vanguard Market Liquidity Fund, 5.394%	1,365	137
		Face Amount ($000)
Repurchase Agreement (0.8%)
	NatWest Markets plc, 5.310%, 5/1/24 (Dated 4/30/24, Repurchase Value $47,407,000, collateralized by U.S. Treasury Note/Bond 1.875%–4.500%, 2/15/44–5/15/52, with a value of $48,348,000)	47,400	47,400
Total Temporary Cash Investments (Cost $47,536)			47,537
Total Investments (100.0%) (Cost $4,542,698)			5,806,335
Other Assets and Liabilities—Net (0.0%)			(1,982)
Net Assets (100%)			5,804,353
Cost is in $000.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments as of April 30, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	3,538,983	—	—	3,538,983
Common Stocks—Other	526,797	1,693,018	—	2,219,815
Temporary Cash Investments	137	47,400	—	47,537
Total	4,065,917	1,740,418	—	5,806,335